UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2024 (September 20, 2024)

NEW PROVIDENCE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-41023	86-1433401
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

401 S County Road #2588
Palm Beach, Florida	33840
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 231-7070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-third of one redeemable Warrant	NPABU	The Nasdaq Stock Market LLC
Class A Common Stock included as part of the Units	NPAB	The Nasdaq Stock Market LLC
Warrants included as part of the Units, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	NPABW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

(a) To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01. Other Events.

As previously disclosed, on July 29, 2024, New Providence Acquisition Corp. II (the “Company”) received a deficiency letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the preceding 30 consecutive business days, the Company’s Market Value of Listed Securities (“MVLS”) was below the $50 million minimum requirement for continued listing on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(b)(2) (the “MVLS Requirement”).

On September 10, 2024, the Company received a written notice from the Staff of Nasdaq notifying the Company that the Staff has determined that for the last 30 consecutive business days, from August 14, 2024 to August 27, 2024, the Company’s MVLS has been $50,000,000 or greater. Accordingly, the Company has regained compliance with the MVLS Requirement and the Staff has indicated that the matter is now closed.

Additionally, in September 20, 2024, the Company determined that a special meeting of its stockholders will be held in lieu of its fiscal year 2023 annual meeting of stockholders (the “Meeting”) on or around Friday, November 1, 2024 at 10:00 a.m. Eastern time at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned. Pursuant to the Company’s bylaws (the “Bylaws”), stockholders seeking to bring business before the Meeting or to nominate candidates for election as directors at the Meeting must deliver such proposals or nominations to the Company’s Secretary at: 401 S County Road #2588, Palm Beach, Florida 33480, no later than September 30, 2024. Any stockholder proposal or director nominations must also comply with the requirements of Delaware law, the rules and regulations promulgated by the U.S. Securities and Exchange Commission and the Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2024

NEW PROVIDENCE ACQUISITION CORP. II

By:	/s/ Gary P. Smith
Name:	Gary P. Smith
Title:	Chief Executive Officer and Director

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